Exhibit 10.1

Schedule to Exhibit 10.1

There are 23 management agreements with Sonesta International Hotels Corporation for full service hotels, a representative form of which is filed as an exhibit to our Current Report on Form 8-K dated April 23, 2012 and which is incorporated herein by reference.  The other 22 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA 02142	HPT Cambridge LLC	January 31, 2012	January 31, 2012	$120,000,000	January 31, 2015

Cambridge TRS, Inc.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	May 31, 2012	May 31, 2012	$47,296,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	June 18, 2012	June 18, 2012	$32,500,000	January 1, 2015

Cambridge TRS, Inc.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	July 16, 2012	July 16, 2012	$70,671,350	January 1, 2016

Cambridge TRS, Inc.	Sonesta Gwinnett Place 1775 Pleasant Hill Road Duluth, GA	HPT Cambridge LLC	February 26, 2013	May 17, 2013	$31,000,000	January 1, 2017

Cambridge TRS, Inc.	Royal Sonesta New Orleans 300 Bourbon Street New Orleans, LA	Royal Sonesta, Inc.	June 28, 2013	June 28, 2013	$151,000,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	December 5, 2016	December 5, 2016	$46,000,000	January 1, 2020

Cambridge TRS, Inc.	Royal Sonesta Chase Park Plaza 212-232 Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	June 2, 2017	June 2, 2017	$87,750,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Birmingham 3 Greenhill Pkwy at U.S. Highway 280 Birmingham, AL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$2,828,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Montgomery 1200 Hilmar Court Montgomery, AL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$5,520,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Wilmington — Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$10,452,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Jacksonville 8365 Dix Ellis Trail Jacksonville, FL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$7,803,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Ann Arbor 800 Victors Way Ann Arbor, MI	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$14,474,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites St. Louis — Chesterfield 15431 Conway Road Chesterfield, MO	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$9,080,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Cincinnati — Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$11,599,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Cincinnati — Sharonville West 11689 Chester Road Cincinnati, OH	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$8,954,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Providence — Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$9,550,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Memphis 6141 Old Poplar Pike Memphis, TN	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$8,789,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Houston — NASA Clear Lake 525 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$12,571,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Portland — Vancouver 8005 NE Parkway Drive Vancouver, WA	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$15,820,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Atlanta — Perimeter Center East 1901 Savoy Drive Atlanta, GA	HPT IHG-3 Properties LLC	September 26, 2017	September 26, 2017	$10,410,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Chicago — Lombard 2001 South Highland Avenue Lombard, IL	HPT IHG-3 Properties LLC	September 26, 2017	September 26, 2017	$10,150,000	January 1, 2021